UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): March 2, 2005


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


               UTAH                                         87-0342734
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  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                       Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
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                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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                      ITEM 7.01 - REGULATION FD DISCLOSURE

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     The U.S. Court has granted the government's (FDA's/plaintiff's) Motion for an Extension of Time for Discovery, and modified the Scheduling Order in Case No. 2:04CV00733 BSJ. UTMD is the defendant in this case.

     All discovery is to be completed by May 2, 2005. This represents a two month extension from the prior schedule.

     The final pretrial conference is scheduled for June 20, 2005. This represents a five week extension from the prior schedule.

     Under SEC Fair Disclosure regulations, the Company feels it needs to disseminate this information.





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                                   SIGNATURES

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   Pursuant to the requirements of the Securities Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UTAH MEDICAL PRODUCTS, INC.
                                            ---------------------------
                                            REGISTRANT




Date:       3/02/05                         By: \s\ Kevin L. Cornwell
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                                               Kevin L. Cornwell
                                               Chairman & CEO